UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 22, 2004

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits — The following exhibit is furnished pursuant to the disclosure included under Item 12 of this report on Form 8-K.

99.1	Copy of earnings news release dated April 22, 2004, issued by Cash America International, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004, Cash America International, Inc. (the “Company”) announced its consolidated financial results for the quarter ended March 31, 2004. A copy of the Company’s earnings news release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.
Date: April 23, 2004	By:	/s/ Hugh A. Simpson
Hugh A. Simpson
Executive Vice President,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 22, 2004, issued by Cash America International, Inc.

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